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                                                                   Exhibit 10.9

                        THIRD AMENDMENT TO GUARANTEE AND
                          CONTINGENT PURCHASE AGREEMENT

         THIS THIRD AMENDMENT TO GUARANTEE AND CONTINGENT PURCHASE AGREEMENT (the "Amendment") is entered into this 14th day of October, 1993 by and among NATIONAL HEALTHCORP L.P., a Delaware limited partnership ("NHLP"), NATIONAL HEALTH CORPORATION, a Tennessee corporation ("National") (NHLP and National may sometimes be referred to herein collectively as the "Guarantors"), THIRD NATIONAL BANK IN NASHVILLE ("TNB"), SOUTHTRUST BANK OF ALABAMA, NATIONAL ASSOCIATION ("ST"), FIRST UNION NATIONAL BANK OF TENNESSEE (formerly known as Dominion Bank of Middle Tennessee) ("FUNB"), FIRST AMERICAN NATIONAL BANK ("FANB") and FIRST CITY BANK ("FCB") (TNB, ST, FUNB, FANB and FCB are hereinafter sometimes collectively referred to as the "Banks"), and THIRD NATIONAL BANK IN NASHVILLE, as agent for the Banks (in such capacity, the "Agent").

                                  WITNESSETH:

         WHEREAS, pursuant to that certain Guarantee and Contingent Purchase Agreement (the "Guarantee") dated as of December 16, 1988 by and among the Guarantors, TNB, ST, Irving Trust Company (later known as The Bank of New York) ("BONY") and Sovran Bank/Central South (later known as Sovran Bank/Tennessee) ("SBT") and Agent, as amended by First Amendment to Guarantee and Contingent Purchase Agreement dated October 17, 1991 by and among Guarantors, TNB, ST and Agent and as further amended by Second Amendment to Guarantee and Contingent Purchase Agreement dated May 21, 1992 by and among Guarantors. Banks and Agent (as amended, the "Guarantee"), the Guarantors jointly and severally guaranteed, among other things, repayment to the Banks of the following described notes executed by National Health Corporation Leveraged Employee Stock Ownership Trust (the "Borrower" or the "ESOP") to the order of the TNB, ST, BONY and SBT, respectively (the "Notes"):

                  (a) a certain non-recourse promissory note dated as of December 16, 1988 in the original principal amount of Sixteen Million Dollars ($16,000,000) executed by Borrower payable to TNB, together with interest and other charges thereon;

                  (b) a certain non-recourse promissory note dated December 16, 1988 in the original principal amount of Fifteen Million Dollars ($15,000,000) executed by Borrower payable to BONY, together with interest and other charges thereon, as assigned to TNB pursuant to that certain Assignment of Note and Loan Documents dated October 18, 1991 executed by BONY in favor of TNB;

                  (c) a certain non-recourse promissory note dated December 16, 1988 in the original principal amount of Nine Million Dollars ($9,000,000) executed by Borrower




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         payable to ST, together with interest and other charges thereon, as assigned to TNB pursuant to that certain Assignment of Note and Loan Documents dated October 17, 1991 executed by SBT in favor of TNB; and

                  (d) a certain non-recourse promissory note dated December 16, 1988 in the original principal amount of Ten Million Dollars ($10,000,000) executed by Borrower payable to ST, together with interest and other charges thereon;

         WHEREAS, pursuant to Section 5 of the Guarantee, NHLP is obligated to purchase the Notes on December 16, 1993 unless the Agent has notified NHLP no less than sixty (60) days prior to December 16, 1993 that all of the Banks elect not to tender the Notes;

         WHEREAS, the Banks have directed the Agent to notify the NHLP that the Banks elect not to tender the Notes to NHLP on December 16, 1993 provided that NHLP agrees to a new Note Purchase Date (as such term is defined in the Guarantee) of December 16, 1998, pursuant to the terms of this Amendment;

         WHEREAS, the Guarantors desire to induce the Banks not to tender the Notes to NHLP on December 16, 1993 and agree to enter into this Amendment;

         WHEREAS, the Guarantors, the Banks and the Agent desire to amend the Guarantee as hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, the parties agree as follows:

         1. Section 5 of the Guarantee entitled "Contingent Purchase Obligations" is hereby amended in its entirety to read as follows:

                  Section 5. Contingent Purchase Obligations. NHLP shall on December 16, 1998 and, if agreed to and as negotiated by NHLP and the Banks, thereafter, (each of which dates is referred to as a or the "Note Purchase Date") purchase, upon tender by all of the Banks to NHLP of all of the Notes with an instrument of assignment attached thereto, the Loan evidenced by the Notes (and the Notes evidencing the same) by payment to the Banks of an amount (representing the purchase price therefor) in immediately available funds equal to the sum of the principal of and accrued and unpaid interest on the Notes at the time of such purchase together with any amounts that would be owing under the Loan and Security Agreement in the event the Notes were being paid in full at the time of such purchase. Such tender shall be deemed automatically to be made, and title to the Notes shall be deemed automatically to have passed to NHLP on each Note Purchase Date whereupon NHLP shall become obligated forthwith to pay the purchase price to the Banks, unless (a) Agent shall have notified NHLP no less than sixty (60) days prior to the applicable Note Purchase Date that all of the Banks elect not to so tender, or (b)




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         NHLP requests the Banks (through the Agent) no less than ninety (90)
         days prior to the applicable Note Purchase Date that the Banks not so tender, and Agent shall have given the notice referred to in clause (a) above within the time period provided therein, whereupon, in either such case, NHLP shall not be obligated on such Note Purchase Date to pay the purchase price to the Banks. The giving of notice by Agent under clause (a) above shall not affect in any way the rights of the Banks to tender all of the Notes to NHLP with respect to any subsequent Note Purchase Date. The Banks and NHLP agree that if any Bank determines to take advantage of the automatic tender provisions hereof (the "Electing Bank"), then all Banks shall be bound by such determination unless another Bank or Banks purchase the Electing Bank's Note or interest in a Note, as applicable, prior to the sixty (60) day period referred to in clause (a) above, but in no event shall any Bank be obligated to purchase the Electing Bank's Note or interest in a Note. In connection with any legal proceeding instituted by the Banks to enforce the obligation of NHLP to pay such purchase price, NHLP hereby waives any defense based upon adequate remedy at law and agrees that specific performance is the only appropriate remedy for breach of this Section 5. Any such purchase shall be made by NHLP from the Banks without recourse and without representation or warranty of any Kind whatsoever, other than with respect to each Bank's good title to its Note and each such Note's being free of Liens caused by the Banks. Following any such purchase, NHLP shall remain obligated under Section 2 hereof in respect of any other amounts owing, or from time to time to be owing, by the Borrower under the Loan and Security Agreement.

         2. The Guarantors hereby reaffirm for the Banks and the Agent all of their respective obligations, representations, warranties and covenants contained in the Guarantee.

         3. The Guarantors hereby represent that no event has occurred and no claim, offset, defense or other condition exists which with the passage of time or giving of notice would constitute a default under any provisions of the Guarantee, as hereby amended.

         4. The Guarantors hereby further represent that no event has occurred and no claim, offset, defense or other condition exists that would relieve either NHLP and/or National of any of their respective obligations to the Banks and/or Agent under the Guarantee, as hereby amended.

         5. All terms used in this Amendment shall have the same meanings as in the Guarantee unless otherwise defined herein.

         6. Except as specifically modified herein, the Guarantee shall remain in full force and effect, and nothing herein is intended to nor shall it release, diminish or waive any rights of the Banks and Agent under the Guarantee.

         7. This Amendment may be executed in more than one counterpart, all of which taken together, shall constitute one and the same instrument.



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         8.       This Amendment shall be governed by and construed in
accordance with the laws of the State of Tennessee.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

                                    NATIONAL HEALTHCORP. L.P.,
                                    a Delaware limited partnership

                                    By: NHC, Inc., general partnership


                                        By: /s/
                                           -------------------------------------

                                        Title:  Sr. V.P.
                                              ----------------------------------


                                    NATIONAL HEALTH CORPORATION,
                                    a Tennessee corporation


                                    By: /s/
                                       -----------------------------------------

                                    Title:  Sr. V.P.
                                          --------------------------------------


                                    THIRD NATIONAL BANK IN NASHVILLE


                                    By: /s/
                                       -----------------------------------------

                                    Title:  Group V.P.
                                          --------------------------------------


                                    SOUTHTRUST BANK OF ALABAMA,
                                    NATIONAL ASSOCIATION


                                    By: /s/
                                       -----------------------------------------

                                    Title:  Group Vice President
                                          --------------------------------------





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                                    FIRST UNION NATIONAL BANK OF TENNESSEE


                                    By: /s/
                                       -----------------------------------------

                                    Title:  Vice President
                                          --------------------------------------


                                    FIRST AMERICAN NATIONAL BANK


                                    By: /s/
                                       -----------------------------------------

                                    Title:  Senior Vice President
                                          --------------------------------------


                                    FIRST CITY BANK


                                    By: /s/
                                       -----------------------------------------

                                    Title:  President
                                          --------------------------------------


                                    THIRD NATIONAL BANK IN NASHVILLE,
                                    Agent


                                    By: /s/
                                       -----------------------------------------

                                    Title:  Group V.P.
                                          --------------------------------------








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